SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-        SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), followed on a consistent basis.

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant assumptions are employed in estimates used in determining values of goodwill and identifiable intangible assets, revenue recognition, allowances for doubtful debts, inventory write-offs, warranty provision, tax assets and tax positions, legal contingencies, and stock-based compensation costs. Actual results could differ from those estimates.

b.	Financial statements in U.S. dollars:

The Company's revenues are generated mainly in NIS, U.S. dollars, Canadian dollars, Mexican Pesos and Euros. In addition, most of the Parent Company's costs are incurred in NIS. The Company's management believes that the NIS is the primary currency of the economic environment in which the Company operates.

In accordance with U.S. Securities and Exchange Commission Regulation S-X, Rule 3-20, the Company has determined its reporting currency to be the U. S. dollar. The measurement process of Rule 3-20 is conceptually consistent with that of ASC 830.

Therefore, the functional currency of the Company is the NIS and its reporting currency is the U.S. dollar. The functional currency of the Company's foreign subsidiaries is the local currency in which each subsidiary operates.

ASC 830, "Foreign Currency Matters" sets the standards for translating foreign currency financial statements of consolidated subsidiaries. The first step in the translation process is to identify the functional currency for each entity included in the financial statements. The accounts of each entity are then measured in its functional currency. All transaction gains and losses from the measurement of monetary balance sheet items are reflected in the statement of operations as financial income or expenses, as appropriate.

After the measurement process is complete the financial statements are translated into the reporting currency, which is the U.S. dollar, using the current rate method. Equity accounts are translated using historical exchange rates. All other balance sheet accounts are translated using the exchange rates in effect at the balance sheet date. Statement of operations amounts have been translated using the average exchange rate for the year. The resulting translation adjustments are reported as a component of shareholders' equity in accumulated other comprehensive income (loss).

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Parent Company and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

Changes in the Parent Company's ownership interest with no change of control are treated as equity transactions, rather than step acquisitions or dilution gains or losses.

Non-controlling interests in subsidiaries represent the equity in subsidiaries not attributable, directly or indirectly, to a parent. Non-controlling interests are presented in equity separately from the equity attributable to the equity holders of the Company. Profit or loss and components of other comprehensive income are attributed to the Company and to non-controlling interests. Losses are attributed to non-controlling interests even if they result in a negative balance of non-controlling interests in the consolidated statement of financial position. When the purchase price of a non-controlling interest exceeds the book value at the time of purchase, any excess or shortfall is recognized as an adjustment to additional paid-in capital.

Redeemable non-controlling interests are classified as temporary equity, separate from permanent equity, on the consolidated balance sheets and measured at each reporting period at the higher of their redemption amount or the non-controlling interest book value, in accordance with the requirements of ASC 810 “Consolidation” and ASC 480-10-S99-3A, “Distinguishing Liabilities from Equity”.

The following table provides a reconciliation of the beginning and ending amount of the redeemable non-controlling interests for the year ended December 31, 2018:

Balance as of January 1, 2018	$-

Redeemable non-controlling interests at the acquisition of ESC BAZ	1,533
Adjustment to the redemption value of redeemable non-controlling interests	227
Net income attributable to redeemable non-controlling interests	95
Foreign currency translation adjustments	(100)

Balance as of December 31, 2018	$1,755

d.         Cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible into cash with original maturities of three months or less at the date acquired.

e.	Short-term and long-term bank deposits:

Short-term bank deposits are deposits with maturities of more than three months and less than one year, and are presented at their cost.

A bank deposit with a maturity of more than one year is included in long-term bank deposits, and presented at cost.

f.          Inventories:

Inventories are stated at the lower of cost or net realizable value. The Company periodically evaluates the inventory quantities on hand relative to historical and projected sales volumes, current and historical selling prices and contractual obligations to maintain certain levels of parts. Based on these evaluations, inventory write-offs are provided to cover risks arising from slow-moving items, discontinued products, excess inventories, market prices lower than cost and adjusted revenue forecasts.

Cost is determined as follows:

Raw materials, parts and supplies: using the "first-in, first-out" method.

Work in progress and finished products: on the basis of direct manufacturing costs with the addition of allocable indirect cost, representing allocable operating overhead expenses and manufacturing costs.

During the years ended December 31, 2018, 2017 and 2016, the Company recorded inventory write-offs in the amounts of $ 118, $ 128 and $ 226, respectively. Such write-offs were included in cost of revenues.

g.         Long-term trade receivables:

Long-term trade and other receivables with long term payment terms are recorded at their estimated present values.

h.         Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Buildings	3 - 4
Machinery and equipment	10 - 33 (mainly 10%)
Motor vehicles	15
Promotional displays	15 - 50
Office furniture and equipment	6 - 33
Leasehold improvements	By the shorter of the term of the lease or the useful life of the assets

i.          Intangible assets:

Intangible assets are comprised of patents, acquired technology, customer relations and backlog.

Intangible assets are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with ASC 350, "Intangibles - Goodwill and Other." Intangible assets were amortized based on the straight-line method or acceleration method, at the following weighted average annual rates:

%

Patents	10
Technology	12.5-26.7
Customer relationships	10.3-36.4
Backlog	50-100

During the years ended December 31, 2018, 2017 and 2016, the Company did not record any impairment charges relating to its intangible assets.

j.          Impairment of long-lived assets:

The Company's long-lived assets and certain identifiable intangibles are reviewed for impairment in accordance with ASC 360, "Property, Plant, and Equipment" whenever events or changes in circumstances indicate that the carrying amount of a group of assets may not be recoverable. Recoverability of a group of assets to be held and used is measured by a comparison of the carrying amount of the group to the future undiscounted cash flows expected to be generated by the group. If such group of assets is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. During the years ended December 2018, 2017 and 2016, the Company did not record any impairment charges attributable to long-lived assets.

k.	Goodwill:

Goodwill has been recorded as a result of acquisitions and represents the excess of the costs over the net fair value of the assets of the businesses acquired.

Goodwill is allocated to four reporting units: PIDS reporting unit within the Products segment, BAZ reporting unit within the Project segment and the Cyber security and Video reporting units, both within the Video and Cyber security segment.

The Company follows ASC 350, "Intangibles - Goodwill and Other."

ASC 350 requires goodwill to be tested for impairment, at the reporting unit level.

ASC 350 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the quantitative impairment test is performed. Alternatively, ASC 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test. The Company elects to perform an annual impairment test of goodwill as of December 31 of each year, or more frequently if impairment indicators are present.

In January 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-04, “Intangibles—Goodwill and Other (Topic 350): - Simplifying the Test for Goodwill Impairment”, which eliminates the requirement to calculate the implied fair value of goodwill (i.e., Step 2 of the goodwill impairment test) for the purpose of measuring a goodwill impairment charge. Instead, an impairment charge will be recognized based on the excess of a reporting unit’s carrying amount over its fair value. The standard will be applied prospectively and is effective for annual and interim impairment tests performed in periods beginning after December 15, 2019, for public entities. Early adoption is permitted for annual and interim goodwill impairment testing dates after January 1, 2017. The Company early adopted the new guidance on January 1, 2018 (refer also to Note 7).

Goodwill annual impairment test for the PIDS reporting unit within the Products segment:

The material assumptions used for the goodwill annual impairment test for the PIDS reporting unit within the Products segment, according to the income approach for 2018 were five years of projected net cash flows, a weighted average cost of capital rate of 13% and a long-term growth rate of 3%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

As required by ASC 820, "Fair Value Measurements and Disclosures," the Company applies assumptions that marketplace participants would consider in determining the fair value of its reporting unit.

During the years ended December 31, 2018, 2017 and 2016, the Company did not record any impairment charges relating to the goodwill allocated to the PIDS reporting units within the Products segment.

Goodwill annual impairment test for the Cyber security reporting unit within the Video and Cyber security segment:

The material assumptions used for the goodwill annual impairment test for the Cyber security reporting unit within the Video and Cyber security segment, according to the income approach for 2018 were five years of projected net cash flows, a weighted average cost of capital rate of 14% and a long-term growth rate of 2%. The Company considered current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

As required by ASC 820, "Fair Value Measurements and Disclosures," the Company applies assumptions that marketplace participants would consider in determining the fair value of its reporting unit.

In 2018, the excess of the reporting unit’s carrying amount over its fair value represented an impairment loss of goodwill in the amount of $ 979 which was recorded as part of the general and administrative expenses in the statements of operations (See Note 7).

During the years ended December 31, 2017 and 2016, the Company did not record any impairment charges relating to the goodwill allocated to the Cyber security reporting unit within the Video and Cyber security segment.

Goodwill annual impairment test for the Video reporting unit within the Video and Cyber security segment:

The material assumptions used for the goodwill annual impairment test for the Video reporting unit within the Video and Cyber security segment, according to the income approach for 2018 were five years of projected net cash flows, a weighted average cost of capital rate of 16.4% and a long-term growth rate of 3%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

As required by ASC 820, "Fair Value Measurements and Disclosures," the Company applies assumptions that marketplace participants would consider in determining the fair value of its reporting unit.

During the years ended December 31, 2018, 2017 and 2016, the Company did not record any impairment charges relating to the goodwill allocated to the Video reporting unit within the Video and Cyber security segment.

Goodwill annual impairment test for the BAZ reporting unit within the Project segment:

The material assumptions used for the goodwill annual impairment test for the BAZ  reporting unit within the Project segment, according to the income approach for 2018 were five years of projected net cash flows, a weighted average cost of capital rate of 15% and a long-term growth rate of 1.5%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

As required by ASC 820, "Fair Value Measurements and Disclosures," the Company applies assumptions that marketplace participants would consider in determining the fair value of its reporting unit.

During the year ended December 31, 2018, the Company did not record any impairment charges relating to the goodwill allocated to the BAZ reporting unit within the Project segment.

l.	Business combinations:

The Company accounts for business combinations in accordance with ASC No. 805, "Business Combinations". ASC No. 805 requires recognition of assets acquired, liabilities assumed, and any non-controlling interest at the acquisition date, measured at their fair values as of that date. Any excess of the fair value of net assets acquired over purchase price and any subsequent changes in estimated contingencies are to be recorded in consolidated statements of operations.

Acquisition related costs are expensed in the statement of operations in the period incurred.

m.	Revenue recognition:

The Company generates its revenues mainly from (1) installation of comprehensive security systems for which revenues are generated from long-term fixed price contracts; (2) sales of security products; (3) services and maintenance, which are performed either on a fixed-price basis or as time-and-materials based contracts; and (4) software license fees and related services.

Revenues from the Company's contracts are recognized using the five-step model in ASC 606 - "Revenue from Contracts with Customers" ("ASC 606"). At first, the Company determines if an agreement with a customer is considered to be a contract to the extent it has a commercial substance, it is approved in writing by both parties, all rights and obligations including payment terms are identifiable, the agreement between the parties creates enforceable rights and obligations, and collectability in exchange for goods and services that will be transferred to the customer is considered as probable. The Company then assesses the transaction price for a contract in order to determine the consideration the Company expects to receive for satisfying the performance obligations called for in the contract. To the extent, the transaction price includes variable consideration (e.g., contract penalties, unpriced change orders or like measures), the Company usually estimates the most likely amount that should be included in the transaction price subject to constraints based on the specific facts and circumstances.

At the inception of a contract, the Company also evaluates and determines if a contract should be separated into more than one performance obligation. The Company's installation of comprehensive security systems contracts usually includes one-performance obligations due to a significant customization for each customer's specific needs and integrated system or solution.

For most of the Company's installation of comprehensive security systems contracts, where the Company's performance does not create an asset with an alternative use, the Company recognizes revenue over performance time because of continuous transfer of control to the customer. For these performance obligations that are satisfied over time, the Company generally recognizes revenue using an input method with revenue amounts being recognized proportionately as costs are incurred relative to the total expected costs to satisfy the performance obligation. The Company believes that costs incurred as a portion of total estimated costs is an appropriate measure of progress towards satisfaction of the performance obligation since this measure reasonably depicts the progress of the work effort and the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues and contract costs. In addition, contracts executed include provisions that clearly specify the enforceable rights regarding services to be provided and received by the parties to the contracts, the consideration to be exchanged, the manner, and the terms of settlement, including in cases of termination for convenience. Project costs include materials purchased to produce the system, related labor, overhead expenses and subcontractor's costs. The performance costs are measured by monitoring costs and efforts devoted using records of actual costs incurred to date in the project compared to the total estimated project requirements, which corresponds to the costs related to earned revenues. The Company estimates the profit on a contract as the difference between the total estimated transaction price and the total expected performance costs of the contract and recognizes revenue and costs over the life of the contract. Estimated gross profit or loss from long-term contracts may change due to changes in estimates resulting from differences between actual performance and original forecasts. Such changes in estimated gross profit are recorded in results of operations when they are reasonably determinable by management, on a cumulative catch-up basis.

For contracts that are deemed to be loss contracts, the Company establishes forward loss reserves for total estimated costs that are in excess of total estimated consideration under a contract in the period in which they become probable.

Fees are payable upon completion of agreed upon milestones and subject to customer acceptance. Amounts of revenues recognized in advance of contractual billing are recorded as unbilled accounts receivable. In most instances, the period between the advanced recognition of revenues and the customers' billing generally ranges between one to six months.

Revenues for performance obligations that are not recognized over time are recognized at the point in time when control is transferred to the customer (which is generally upon delivery) and include mainly revenues from the sales of security products and software license fees without significant installation work. The Company generally does not provide a right of return to its customers. For performance obligations that are satisfied at a point in time, the Company evaluates the point in time when the customer can direct the use of, and obtain the benefits from, the products. Shipping and handling costs are not considered performance obligations and are included in cost of sales as incurred.

Services and maintenance are performed under either fixed-price or time-and-materials based contracts. Under fixed-price contracts, the Company agrees to perform certain work for a fixed price. Under time-and-materials contracts, the Company is reimbursed for labor hours at negotiated hourly billing rates and for materials. The Company's service contracts include contracts in which the customer simultaneously receives and consumes the benefits provided as the performance obligations are satisfied, accordingly, related revenues are recognized, as those services are performed or over the term of the related agreements.

Maintenance and support agreements provide customers with rights to unspecified software product updates, if and when available. These services grant the customers on line and telephone access to technical support personnel during the term of the service. The Company recognizes maintenance and support services revenues ratably over the term of the agreement, usually one year.

The Company generates revenues from the sales of its software products user licenses as well as from maintenance, support, consulting and training services.

As required by ASC 606, following the determination of the performance obligations in the contract, the Company allocates the total transaction price to each performance obligation in an amount based on the estimated relative standalone selling prices of the promised license fees or services underlying each performance obligation. Standalone selling price is the price at which the Company would sell a promised license or service separately to a customer.

The Company capitalizes sales commission as costs of obtaining a contract when they are incremental and if they are expected to be recovered. Amortization of sales commission expense is included in selling and marketing expenses in the accompanying consolidated statements of income. For costs that the Company would have capitalized and amortized over one year or less, the Company has elected to apply the practical expedient and expense these contract costs as incurred.

Remaining performance obligations:
Remaining performance obligations represents the future revenues expected to be recognized on firm orders received by the Company and is equivalent to the Company’s remaining performance obligations at the end of each period for a remaining period of more than a year. The Company's remaining performance obligations as of December 31, 2018 was $ 27.3 million, out of which the Company expects to recognize approximately 47% as revenue in 2019, with the remainder to be recognized thereafter.

Unbilled accounts receivables
Unbilled accounts receivables decreased by $0.2 million, compared to the beginning balance of $6.3 million as of January 1, 2018. The decrease was primarily as a result of $10.3 million of billings and $0.5 million of exchange rate impact. This was offset by an increase of $10.6 million due to the amounts of recognized revenues in advance of contractual billing during the year. The above resulted in and ending balance of $6.1 million as of December 31, 2018.

Customer advances and deferred revenues:
Customer advances and deferred revenues increased by $3.7 million, compared to the beginning balance of $10.2 million as of January 1, 2018. The increase was primarily as a result of $14.3 million of new unearned amounts under project contracts, as well as service and maintenance agreements during the year. This was offset by an amount of $10.2 million of recognized revenues from customer advances and deferred revenues, as well as $0.4 million of exchange rate impact. The above resulted in an ending balance of $13.9 million as of December 31, 2018.

n.         Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation".

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated income statement.

The Company recognizes compensation expenses for the value of its awards, which have graded vesting, based on the accelerated attribution method over the vesting period.

In March 2016, the FASB issued ASU 2016-09, Compensation - Stock Compensation (Topic 718), Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09"). ASU 2016-09 simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, an accounting policy election for forfeitures and classification on the statement of cash flows. For public companies, ASU 2016-09 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The Company adopted ASU 2016-09 during the first quarter of 2017, at which time it changed its accounting policy to account for forfeitures as they occur. There was no material impact of the adoption of this standard on the Company's financial statements.

During the years ended December 31, 2018, 2017 and 2016, the Company recognized stock-based compensation expenses related to employee stock options in the amounts of $ 158, $ 144 and $ 258, respectively.

The Company estimates the fair value of stock options granted under ASC 718 using the Binomial model. The Binomial model for option pricing requires a number of assumptions, of which the most significant are the suboptimal exercise factor and expected stock price volatility. The suboptimal exercise factor is estimated using historical option exercise information. The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. Expected volatility is based upon actual historical stock price movements and was calculated as of the grant dates for different periods, since the Binomial model can be used for different expected volatilities for different periods. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term to the contractual term of the options. The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding.

The following assumptions were used in the Binomial option pricing model for the years ended December 31, 2018 and 2016 (no options were granted in 2017):

	2018	2016

Dividend yield	0%	0%
Expected volatility	37.11%-43.98%	27.72%-46.02%
Risk-free interest	2.5%-2.86%	0.61%-1.59%
Contractual term	5-7 years	5-7 years
Forfeiture rate	10%	10%
Suboptimal exercise multiple	1.32-1.33	1.41

o.         Research and development costs:

Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred.

p.         Warranty costs:

The Company provides various warranty periods up to 24 months at no extra charge. The Company estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time product revenue is recognized in accordance with ASC 450, "Contingencies." Factors that affect the Company's warranty liability include the number of units, historical and anticipated rates of warranty claims and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

The following table provides the detail of the change in the Company's warranty accrual, which is a component of other accrued liabilities in the consolidated balance sheets for the years ended December 31, 2018 and 2017:

	December 31,
	2018	2017

Warranty provision, beginning of year	$1,281	$1,197
Charged to costs and expenses relating to new sales	569	230
Costs of warranties granted	(365)	(251)
Foreign currency translation adjustments	(125)	105

Warranty provision, end of year	$1,360	$1,281

q.         Net earnings per share:

Basic net earnings per share are computed based on the weighted average number of ordinary shares outstanding during each year. Diluted net earnings per share is computed based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential ordinary shares considered outstanding during the year, in accordance with ASC 260, "Earnings Per Share." Certain of the Company's outstanding stock options have been excluded from the calculation of the diluted earnings per share because such options are anti-dilutive. The total weighted average number of the Company's ordinary shares related to the outstanding options excluded from the calculations of diluted earnings per share was 559,250 shares, 137,988 shares and 400,000 shares for the years ended December 31, 2016, 2017 and 2018, respectively.

r.          Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short-term and long-term bank deposits, trade receivables, unbilled accounts receivable, long-term trade receivables and long-term loans.

Of the Company's cash and cash equivalents and short-term and restricted bank deposits at December 31, 2018, $ 41,459 was invested in major Israeli and U.S. banks, and approximately $ 13,491 was invested in other banks, mainly with the Royal Bank of Canada, BBVA Bankcomer, Comerica Bank and Deutsche Bank. Cash and cash equivalents in the U.S. may be in excess of insured limits and are not insured in other jurisdictions. Generally, these deposits may be redeemed upon demand and therefore, bear low risk.

The short-term and long-term trade receivables of the Company, as well as the unbilled accounts receivable, are primarily derived from sales to large and solid organizations and governmental authorities located mainly in Israel, the U.S., Canada, Mexico and Europe.

The Company performs ongoing credit evaluations of its customers. An allowance for doubtful accounts is determined with respect to those amounts that the Company has determined to be doubtful of collection and in accordance with an aging policy. In certain circumstances, the Company may require letters of credit, other collateral or additional guarantees.

Changes in the Company's allowance for doubtful accounts during the three years period ended December 31, 2018 are as follows:

	Year ended December 31,
	2018	2017	2016

Balance at the beginning of the year	$1,557	$2,064	$2,331
Doubtful debt expenses during the year	1,453	299	429
Customers write-offs/collection during the year, net	(204)	(957)	(706)
Exchange rate	(55)	151	10

	$2,751	$1,557	$2,064

As of December 31, 2018, the Company has no significant off-balance sheet concentrations of credit risk, such as foreign exchange contracts or foreign hedging arrangements.

s.         Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes." This ASC prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company establishes reserves for uncertain tax positions based on an evaluation of whether the tax position is “more likely than not” to be sustained upon examination. The Company records interest and penalties pertaining to its uncertain tax positions in the financial statements as income tax expense

In the years ended December 31, 2018, 2017 and 2016, the Company recorded tax expenses (income) in connection to uncertainties in income taxes of $ 717, $ 245 and $ (230), respectively.

t.	Severance pay:

The Company's liability for its Israeli employees severance pay is calculated pursuant to Israel's Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date (the "Shut Down Method"). Employees are entitled to one month's salary for each year of employment or a portion thereof. The Company's liability for its employees in Israel is fully provided by monthly deposits with insurance policies and by an accrual. The value of these policies is recorded as an asset in the Company's balance sheet.

The deposited funds include profits accumulated up to balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Israel's Severance Pay Law or labor agreements. The value of the deposited funds is based on the cash surrender value of these policies and includes immaterial profits.

On December 31, 2007, the then Chairman of the Company's Board of Directors, retired from his position. Pursuant to his retirement agreement, the retired Chairman is entitled to receive certain perquisites from the Company for the rest of his life. As of December 31, 2018, the actuarial value of these perquisites is estimated at approximately $ 581. This provision was included as part of accrued severance pay.

Severance expenses for the years ended December 31, 2018, 2017 and 2016, amounted to approximately $ 804, $ 1,095 and $ 1,126, respectively.

The Company has entered into an agreement with some of its employees implementing Section 14 of the Severance Pay Law and the General Approval of the Labor Minister dated June 30, 1998, issued in accordance with the said Section 14, mandating that upon termination of such employees' employment, all the amounts accrued in their insurance policies will be released to them. The severance pay liabilities and deposits covered by these plans are not reflected in the balance sheet as the severance pay risks have been irrevocably transferred to the severance funds.

u.	Fair value of financial instruments:

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

(i)
The carrying amounts of cash and cash equivalents, short-term bank deposits, long-term bank deposits, trade receivables, unbilled accounts receivable, short-term bank credit and trade payables approximate their fair value due to the short-term maturity of such instruments.

(ii)
The carrying amount of the Company's long-term trade receivables approximate their fair value. The fair value was estimated using discounted cash flows analysis, based on the Company's investment rates for similar type of investment arrangements.

(iii)
The carrying amounts of the Company's long-term debt are estimated by discounting the future cash flows using current interest rates for loans of similar terms and maturities. As of December 31, 2018, there was no material difference in the fair value of the Company's long-term borrowing compared to their carrying amount.

v.         Advertising expenses:

Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 2018, 2017 and 2016, were $ 151, $ 194 and $ 219, respectively.

w.	Fair value measurements:

ASC 820, "Fair Value Measurement and Disclosure" clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820 establishes a three tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1	-	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2	-	Significant other observable inputs based on market data obtained from sources independent of the reporting entity.
Level 3	-	Unobservable inputs which are supported by little or no market activity.
As of December 31, 2018, 2017 and 2016, the Company did not have any derivative instruments, measured at fair value on a recurring or nonrecurring basis.

x.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income".  ASC 220 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in shareholders' equity (deficiency) during the period except those resulting from investments by, or distributions to, shareholders.

The Company has determined that its items of comprehensive income (loss) relate to unrealized gain (loss) from foreign currency translation adjustments.

The total accumulated other comprehensive loss, net was comprised as follows:

	December 31,
	2018	2017	2016

Foreign currency translation adjustments	$(1,827)	$(87)	$(1,923)

Total accumulated other comprehensive loss	$(1,827)	$(87)	$(1,923)

y.	Non-controlling interest:

The Company established a subsidiary in India in 2012 which was 51% owned by the Company and 49% owned by a local partner.  The non-controlling interest relating to the India subsidiary was not material in 2016 and 2017.  During 2017, the Company entered to a share purchase agreement with the local partner, according to which, the Company acquired the 49% interest from the local partner for total consideration of approximately $ 100. The Company owns 100% of the India subsidiary.

z.	Impact of recently issued and adopted accounting standards:

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments ("ASU 2016-15"). This new standard clarifies certain aspects of the statement of cash flows and also clarifies that an entity should determine each separately identifiable source of use within the cash receipts and payments on the basis of the nature of the underlying cash flows.
The Company adopted the standard effective as of January 1, 2018, and the adoption of this standard did not have an impact on the Company's consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash ("ASU 2016-18"), which requires companies to include amounts generally described as restricted cash and restricted cash equivalents in cash and cash equivalents when reconciling beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 was effective for the Company in the first quarter of 2018 and early adoption was permitted. The Company adopted the standard retrospectively to all periods presented effective as of January 1, 2018.

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business. The amendments in this update provide a more robust framework to use in determining when a set of assets and activities is a business. The amendments provide more consistency in applying the guidance, reduce the costs of application, and make the definition of a business more operable. The Company adopted the standard effective as of January 1, 2018, and the adoption of this standard did not have an impact on the Company's consolidated financial statements.

On January 1, 2018, the Company adopted ASC Topic 606 using the modified retrospective method and applied the standard to those contracts which were not completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with the previous accounting under Topic 605. The Company recognized the cumulative effect of initially adopting Topic 606 as an adjustment to the opening balance of accumulated deficit as of January 1, 2018. In connection with adopting Topic 606, the Company recorded a cumulative-effect adjustment to accumulated deficit of $114 on January 1, 2018. This adjustment relates to incremental costs of obtaining a contract that relate to sales commission (an amount of $ 94)  and allocating contract consideration by estimate the standalone selling price for each performance obligation and allocate the transaction price to each performance obligation on a relative standalone selling price basis with limited exceptions (an amount of $ 20). The results of the Company's operations for the year ended December 31, 2018 under the previous standard are not materially different compared to the results under ASC 606.

aa.	New accounting pronouncements not yet effective:

In February 2016, the FASB issued Accounting Standards Update No. 2016-02 (Topic 842) "Leases." Topic 842 supersedes the lease requirements in Accounting Standards Codification (ASC) Topic 840, "Leases." Under Topic 842, lessees are required to recognize assets and liabilities on the balance sheet for most leases and provide enhanced disclosures. Leases will continue to be classified as either finance or operating. This ASU is effective for annual periods beginning after December 15, 2018. The provisions of ASU 2016-02 are to be applied using a modified retrospective approach. In July 2018, the FASB issued Accounting Standards Update 2018-11, Leases (Topic 842). This update provides entities with an additional (and optional) transition method to adopt the new leases standard. Under this method, an entity initially applies the new leases standard at the adoption date and recognizes a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Consequently, the prior comparative period’s financials will remain the same as those previously presented.

The Company has elected to apply the guidance at the beginning of the period of adoption and not restate comparative periods. In addition, the Company elected the available practical expedients on adoption.

The Company expects to record right-of-use leased assets and corresponding liabilities of approximately $4,000 to $ 5,000, at the beginning of first quarter 2019.

In August 2018, the FASB issued Accounting Standards Update 2018-15, Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contract (“ASU 2018-15”). The amendments in ASU 2018-15 provide guidance to align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). The new guidance is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted. The Company is still evaluating the effect that this guidance will have on the Company’s consolidated financial statements.

In June 2018, the FASB issued ASU 2018-07 to expand the scope of ASC Topic 718, Compensation - Stock Compensation, to include share-based payment transactions for acquiring goods and services from nonemployees. The pronouncement is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. The Company is evaluating the effects of this standard on its consolidated financial statements.

In June 2016, the FASB issued Accounting Standards Update No. 2016-13 (ASU 2016-13) “Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. ASU 2016-13 is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2019. The Company is evaluating the effect that this guidance will have on the Company’s consolidated financial statements.